MENTOR INSTITUTIONAL TRUST
MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO
MENTOR FIXED-INCOME PORTFOLIO
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
APRIL 30, 1999
--------------------------------------------------------------------------------



TO OUR SHAREHOLDERS:

On behalf of all the associates at Mentor Investment Group, we would like to take this opportunity to thank you for your investment in the Mentor Family of Funds. This Semi-Annual Report reaffirms our commitment to our shareholders and details the financial performance of these investments for the period ended April 30, 1999.


Founded in 1970, Mentor Investment Group is an investment advisory firm with more than $16 billion under management. We pride ourselves on a strong heritage of providing quality service and a variety of investment choices that help meet our shareholders' financial objectives by offering mutual funds and separately-invested portfolios.


In the commentary that follows, Mentor's investment team presents an insightful perspective on the markets and strategies that shaped their investment decisions for the past semi-annual period. Our investment teams operate with these priorities:


FOCUS -- In most money management companies, each investment manager has multiple responsibilities. At Mentor, our investment managers are singularly focused on enhancing the value of the portfolios. This means that you can be assured of a consistent, proven approach to developing a winning financial strategy.


OPPORTUNITIES -- By offering multiple management styles, portfolio diversification is simplified. Mentor gives investors the tools for long-term investment success through diversification and accommodation of changing investment needs.


SERVICE -- To help serve our shareholders, Mentor has a fully dedicated Investor Relations Center. Our Relationship Coordinators are professionally trained and licensed to serve clients' needs.


TECHNOLOGY -- Abreast of the most advanced technology and using the latest analytical tools, our investment managers have the ability to survey the financial markets and make informed decisions about where the best place is to invest.


We at Mentor appreciate the opportunity to be a partner in the management of your financial assets. Mentor Investment Group provides diversified investment styles and services to over one million shareholders. We serve individuals, corporations, endowments, foundations, public funds, and municipalities. To learn more about Mentor, please contact your consultant or us at (800) 382-0016.

MENTOR INSTITUTIONAL TRUST
MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO
MENTOR FIXED-INCOME PORTFOLIO
MESSAGE FROM THE CHAIRMAN AND PRESIDENT
APRIL 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------

We look forward to making the Mentor formula work for you, and to a mutually beneficial relationship.


Sincerely,

/s/ Daniel J. Ludeman                        /s/ Paul F. Costello
----------------------                      ---------------------------
Daniel J. Ludeman                           Paul F. Costello
CHAIRMAN                                    PRESIDENT


[Mentor Investment Group Logo]





                              THE MENTOR MISSION

   TO PROVIDE PROFESSIONAL INVESTMENT MANAGEMENT SERVICES THROUGH A FIRM THAT IS SECOND TO NONE IN THE QUALITY OF ITS INVESTMENT PROCESS, THE SKILL AND TRAINING OF ITS PROFESSIONALS, AND THE COMMITMENT, SHARED BY ALL ITS ASSOCIATES, TO DELIVER THE HIGHEST LEVEL OF SERVICE AND ETHICAL BEHAVIOR TO CLIENTS.

FOR MORE INFORMATION AND A PROSPECTUS FOR THE FUNDS, PLEASE CALL US,
(800)382-0016, OR CONTACT YOUR CONSULTANT. THE PROSPECTUS CONTAINS COMPLETE INFORMATION ABOUT FEES, SALES CHARGES, AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO
MANAGERS' COMMENTARY: THE CASH MANAGEMENT TEAM
APRIL 30, 1999
--------------------------------------------------------------------------------


MARKET OVERVIEW
Over the past year, an unusually large number of negative influences have come to bear on the U.S. economy and financial markets. Foremost was the emergence of substantial economic problems in the Far East. Rather than being contained locally they quickly spread like the "Asian flu" to other areas of the world such as Russia and Brazil. We also experienced a major political scandal in this country that culminated in the impeachment of our President. Finally, we have witnessed major military confrontations, first between the U.S. and Iraq, and more recently between U.S.-led NATO forces and the former Yugoslavia.


Despite these negative factors and a sustained expansion that was already setting longevity records, our economy has remained on a remarkably even keel throughout the six-month period ended April 30, 1999. Activity continues to forge ahead at a pace adequate to keep employment and capacity utilization at very high levels, yet not so rapid as to give rise to inflation.


With the threat from weak overseas economies growing as 1998 progressed, the Federal Reserve shifted from a neutral position to one of ease. During the fall months the Fed lowered rates three times by 0.25% for a total of 0.75%. The medicine seemed to work perfectly, for the economy pulled out of a mini-slump and posted very solid fourth quarter GDP growth of 6.0%. In fact, early in the first quarter, concerns began to surface that this unexpected strength could cause the Fed to reverse course and raise rates again. However, the latest data indicates that the economy may be once again losing some steam. While sectors tied to the consumer continue strong, others are mixed, notably manufacturing where imports seem to be sapping demand. Given these mixed indicators, the Fed remains in a basically neutral posture, as it has since November.


The net result of all these shifts was that the money markets registered modest rate increases during the six-month period, with 3-month rates up 0.14% and 6-month rates up 0.11%.


MANAGEMENT STRATEGY
It is our normal policy to manage our money market funds to an average maturity range of between 30 and 60 days. For most of 1998, we adopted a strategy of managing the funds to an average maturity of 55-60 days, the outer end of our normal range. This was in

MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO
MANAGERS' COMMENTARY: THE CASH MANAGEMENT TEAM
APRIL 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------


recognition that the Fed was unlikely to raise rates given what was then occurring around the world. This strategy proved advantageous when the Fed reduced rates late in the year. In the fourth quarter and early first quarter, with the economy showing unexpected strength, we began to shorten maturities to a range of 45-50 days.



PERFORMANCE REVIEW
Our correct call on the direction of rates in late 1998 aided overall performance for the semi-annual period ended April 30. For the period the Mentor U.S. Government Cash Management Portfolio returned 2.45%. Our performance objective remains to provide a competitive return while maintaining above-average quality and safety standards.



MARKET OUTLOOK
Entering 1999, we felt that the economy was at a crossroads. While all seemed well on the surface, the question remained whether the general weakness worldwide would eventually have an impact domestically. It was as if the U.S. were the last engine running on a four-engine plane. How long could we withstand the strain without losing some altitude? While we are still at a crossroads, we think the odds favor relatively stable rates between now and year-end 1999.

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MENTOR FIXED-INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
APRIL 30, 1999
--------------------------------------------------------------------------------


MARKET REVIEW
The six-month period ended April 30, 1999 was not kind to the bond market. Treasury rates increased sharply, with the 2-year note climbing 95 basis points to 5.06% and the 30-year bond rising 51 basis points to 5.66%. The market sold off in reaction to much stronger than anticipated economic growth during both the final quarter of 1998 and the first quarter of 1999.


Early in the fourth quarter of 1998, the stock market was weak, world markets were in turmoil and fears of global deflation were rampant. The crisis in world financial markets was prompted by Russia's default on its debt obligations, and was exacerbated by the bankruptcy of the highly leveraged investment firm Long Term Capital Management. Over the ensuing three-month period the Federal Reserve lowered the Federal Funds rate 0.75% in response to these alarming market conditions.


Economists expected U.S. economic growth in 1999 to be significantly depressed by the severe shock that financial markets experienced during September and October. These forecasts for slower growth garnered support in early January when the Brazilian government was forced to devalue its currency, the real. The sudden drop in the value of the real implied that Brazil would suffer a fairly deep recession in 1999. In addition, the lower currency value has made American exports too expensive for Brazilian markets.


Despite turmoil in financial markets and in Brazil, the much-anticipated slowdown in U.S. economic growth has yet to materialize. Indeed, economic growth in the final quarter of 1998 surged more than 6.0% on an annualized basis. Economic indicators for the first quarter of 1999 suggest that the economy has continued its robust growth into 1999. Some market observers are beginning to question the aggressiveness with which the Federal Reserve reacted to the market crisis in late 1998. These economists have gone so far as to suggest that the Fed should reverse course and raise rates in response to a potentially overheating American economy. The fear that the Federal Reserve may move to increase short-term borrowing rates prompted the bond

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MENTOR FIXED-INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
APRIL 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------


market's severe price declines and interest rate increases during the first quarter of 1999.


MANAGEMENT STRATEGY
Portfolio durations were 5% to 10% longer than their benchmark indices at the beginning of 1999. This long duration tilt led to strong relative performance early in January as the bond market responded to the Brazilian devaluation. However, as economic data painted an ever-clearer picture of a robust U.S. economy, portfolio durations were cut back to approximately neutral levels. Sector allocations were heavily tilted toward spread product. Mortgage-backed securities were particularly emphasized given their high yield and strong performance potential in a stable to rising rate environment. The stronger economic growth prompted an increased allocation to lower-rated corporate bonds, including high yield securities. Portfolio weightings in high yield were increased from roughly 2% to 3%.




PERFORMANCE REVIEW
Portfolio performance during the six-month period ended April 30, 1999 was superior to index objectives. Our mortgage overweight and our lower-rated corporate bond investments allowed our portfolios to outpace indices comprised largely of treasury obligations. For the period the Mentor Fixed-Income Portfolio returned 0.93% compared to 0.61% for its Lipper Intermediate Investment Grade Debt peer group and 0.69% for its Lehman Brothers Aggregate Bond Index benchmark.


MARKET OUTLOOK
Our long-term market outlook is for continued declines in inflation and therefore continued lower interest rates. This optimism is fueled by structural economic changes such as the Internet that offer the potential to substantially increase economic efficiency and reduce costs. In addition, the increasing productivity of the U.S. labor force suggests that the economy can grow faster than previously thought without generating inflationary pressures. However, short-term prospects for the bond market are less clear.


The long-term picture for bonds has continued to improve in recent months. Brazil's currency devaluation has made their products extremely price competitive with U.S. made products. Since Brazil is

MENTOR FIXED-INCOME PORTFOLIO
MANAGERS' COMMENTARY: THE ACTIVE FIXED-INCOME MANAGEMENT TEAM
APRIL 30, 1999 (CONTINUED)
--------------------------------------------------------------------------------


the dominant economy in Latin America, their devaluation implies falling growth rates for every economy within the region. Lower growth in Latin America has coincided with slow growth in Europe. The introduction of a single currency across much of Europe, the euro, has yet to ignite economic growth in the region. Indeed, the newly created European central bank has repeatedly revised down its growth estimates for 1999, and is currently forecasting growth of little more than 2% for the year.


Despite the good news for bonds overseas, domestic U.S. conditions continue to put upward pressure on interest rates. The U.S. economy has repeatedly defied predictions of an imminent slowdown. With unemployment as of March hitting 4.2%, inflation fears are mounting. Despite these fears, most broad measures of inflation have continued to trend downward. This combination of robust economic growth and benign inflation is almost unprecedented. As a result, the Federal Reserve is examining whether old models of the growth and inflation trade-off accurately describe the new American economy.

Although the Federal Reserve is considering whether or not the U.S. has entered a new economic era, market participants are understandably reluctant to gamble on such theoretical notions. Without some evidence of slowing economic growth, the bond market is likely to either trade within a fairly narrow range around current interest rate levels or continue to decline somewhat. Given that no signs of a slacking in economic activity are yet apparent, we are anticipating a range-bound market in the weeks and months ahead. In such an environment our overweight position in mortgage-backed securities and lower-rated corporate bonds should continue to perform well.


As the summer wears on, we expect that stumbling growth in Europe and Latin America will exert pressure on the U.S. economy. This pressure on domestic economic growth and global inflation should allow the rally in bond prices to continue. We anticipate significantly reducing our exposure to mortgages and corporate bonds at that time and extending portfolio durations.

MENTOR FIXED-INCOME PORTFOLIO
APRIL 30, 1999
--------------------------------------------------------------------------------

PERFORMANCE COMPARISONS

Comparison of change in value of a hypothetical $10,000 investment in Mentor Fixed-Income Portfolio and the Lehman Brothers Aggregate Bond Index.*

                                    [GRAPH]

                            Fixed-Income      Lehman Brothers
12/6/94                        $10,000         $10,069
4/30/95                         10,625          10,725
10/31/95                        11,593          11,591
4/30/96                         11,575          11,651
10/31/96                        12,158          12,267
4/30/97                         12,350          12,475
10/31/97                        13,178          13,357
4/30/98                         13,497          13,836
10/31/98                        14,129          14,604
4/30/99                         14,259          14,705


                      Average Annual Returns as of 4/30/99
                           1-Year     Since Inception**
                           5.65%            8.40%


In comparing the performance of a Portfolio to an index, please recognize that market indexes do not take into account brokerage commissions that would be incurred if the individual securities of the index were purchased. They also do not include taxes payable on dividends and interest payments, or operating expenses necessary to maintain a portfolio investing in the index.


The performance data quoted in this report are historical and do not predict future investment results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Performance is cited as of April 30, 1999 and includes changes in share price and reinvestment of dividends and capital gains. Because shares of the Portfolios of the Trust can only be purchased in individually-managed accounts, the performance return information does not reflect the investment advisory fees charged at each account level.


  * The Lehman Brothers Aggregate Bond Index is commonly used to compare performance of income-oriented portfolios and is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Please note that effective January 1, 1998, the Lehman Brothers Aggregate Bond Index became the benchmark for the Fixed-Income Portfolio. Given its mortgage pass-through and asset-backed components, which are not contained in the Lehman Brothers Government/Corporate Index, it is more reflective of the Investment mandate of the Fixed-Income Portfolio and therefore the appropriate benchmark.

** Reflects operations of Fixed-Income Portfolio from the date of commencement of operations on 12/6/94 through 4/30/99.

MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)


                                                                           Principal
                                               Percent of Net Assets        Amount             Value
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES                        84.98%
   Federal Home Loan Bank, 4.90% - 5.10%,
      2/04/00 - 3/29/00                                                 $ 6,000,000       $  5,996,634
   Federal Home Loan Mortgage Corporation,
      4.71% - 4.81%, 5/06/99 - 7/23/99                                   22,000,000         21,859,729
      4.73%, 3/20/00 (a)                                                  5,000,000          4,996,469
   Federal National Mortgage Association,
      4.85%, 5/28/99 (a)                                                  4,500,000          4,499,740
      4.70% - 4.80%, 5/13/99 - 9/10/99                                   25,414,000         25,202,331
------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES                                                              62,554,903
------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT                            15.35%
   Goldman, Sachs & Company Dated 4/30/99,
      4.90%, due 5/03/99, collateralized by
      $11,823,983 (total original face value)
      Federal Home Loan Mortgage
      Corporation, 6.00%, 1/01/29
      market value $11,520,615                                           11,294,721         11,294,721
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $73,849,624)           100.33%                                      73,849,624
------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES                   (0.33%)                                       (240,886)
------------------------------------------------------------------------------------------------------
NET ASSETS                                     100.00%                                    $ 73,608,738
======================================================================================================

(a) Floating Rate Securities - The rates shown are the effective rates at April 30, 1999.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR FIXED-INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)


                                                                              Principal
                                                   Percent of Net Assets       Amount       Market Value
--------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS                             95.44%
--------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES                           11.07%
 Advanta Home Equity Loan, 6.15%, 10/25/09                                  $ 620,661      $ 618,991
 Advanta Mortgage Loan Trust Series 1993-3,
   Class A3, 4.75%, 2/25/10                                                   394,979        391,001
 Advanta Mortgage Loan Trust Series 1996-2,
   Class A2, 7.03%, 3/25/11                                                    60,679         60,526
 AFC Home Equity Loan Trust, 6.60%, 2/25/27                                   815,020        813,938
 AFG Receivables Trust, 6.35% - 7.05%,
   9/15/00 - 2/15/03                                                        1,905,617      1,912,535
 BA Mortgage Securities, 6.50%, 7/25/13                                       250,245        246,787
 Capital One Master Trust 1998-4, 5.43%,
   1/15/07                                                                  1,000,000        981,948
 CS First Boston Series 1996-2, Class A6, 7.18%,
   2/25/18                                                                    980,000        983,398
 Key Auto Finance Trust 1999-1, 5.63%, 7/15/03                                500,000        499,818
 Union Acceptance Corporation Auto Trust
   Series 1997 A, 6.48%, 5/10/04                                            1,462,000      1,477,180
 Union Acceptance Corporation Series 1998-D A3,
   5.75%, 6/9/03                                                            1,500,000      1,499,018
----------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $9,413,498)                                            9,485,140
----------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS                4.95%
 Equifax Credit Corporation Series 1998-2,
   6.16%, 4/15/08                                                             711,000        710,721
 Equifax Credit Corporation Series 1998-A,
   6.33%, 1/15/22                                                             700,000        702,859
 J. C. Penney Master Credit Card Trust
   Series 1998-E, 5.50%, 6/15/07                                            1,800,000      1,764,825
 Prudential Homes Series 1996-3 M, 6.75%,
   3/25/11                                                                  1,074,272      1,074,574
----------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $4,288,964)                                                                         4,252,979
----------------------------------------------------------------------------------------------------

MENTOR FIXED-INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)


                                                                               Principal
                                                    Percent of Net Assets        Amount       Market Value
----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS (CONTINUED)
----------------------------------------------------------------------------------------------------------

CORPORATE BONDS                                    35.98%
 Associates Corporation, 6.25%, 11/01/08                                     $1,480,000      $1,464,224
 Atlantic Richfield, 5.90%, 4/15/09                                             900,000         880,776
 Cable & Wireless Communications, 6.63%,
   3/06/05                                                                    1,000,000       1,010,026
 Capital One Bank, 7.20%, 7/19/99                                             1,000,000       1,004,702
 Capital One Bank, 7.15%, 9/15/06                                             2,100,000       2,129,061
 Century Communications, 9.50%, 8/15/00                                         500,000         513,750
 Chancellor Media Corporation, 9.00%, 10/01/08                                  200,000         214,500
 CitiGroup, Inc., 5.91%, 11/23/05                                             2,100,000       2,053,031
 CMS Energy Corporation, 6.75%, 1/15/04                                         200,000         197,100
 Dayton Hudson Company, 6.65%, 8/01/28                                        1,175,000       1,137,701
 Discover Series 1998-7, 5.60%, 5/15/06                                       1,000,000         986,582
 Enron Corporation, 6.73%, 11/17/08                                           2,000,000       2,002,902
 Ford Motor Credit Company, 5.80%, 1/12/09                                      750,000         714,616
 GTE California, 5.50%, 1/15/09                                               1,000,000         947,066
 GTE North, Inc., 5.65%, 11/15/08                                             1,500,000       1,434,733
 Household Finance Company, 5.88%, 2/01/09                                      800,000         762,233
 IBM Corporation, 5.10%, 11/10/03                                             1,525,000       1,471,981
 McLeodusa, Inc., 9.25%, 7/15/07                                                500,000         523,750
 Merrill Lynch & Company, 6.00%, 2/17/09                                        550,000         530,849
 Metromedia Fiber, 10.00%, 11/15/08                                             300,000         324,000
 National Rural Utilities, 5.50%, 1/15/05                                       800,000         780,469
 Nextel Communications, zero coupon, 9/15/07 (a)                                250,000         196,250
 Norwest Corporation, 6.80%, 5/15/02                                            270,000         276,238
 Pepsi Bottling Holdings, Inc., 5.63%, 2/17/09                                2,000,000       1,902,948
 Public Service Electric & Gas, 6.50%, 6/01/00                                  900,000         908,592
 PSI Energy, Inc., 6.00%, 12/14/01 (a)                                        2,000,000       1,971,767
 Randall's Food Marketings, 9.38%, 7/01/07                                      210,000         228,113
 Rothmans Nederlands Holdings, 6.88%, 5/06/08                                 1,000,000         993,357
 Safeway, Inc., 5.75%, 11/15/00                                                 880,000         875,873
 Safeway, Inc., 6.50%, 11/15/08                                               1,000,000       1,002,771
 Sprint Capital Corporation, 6.90%, 5/01/19                                   1,400,000       1,395,814
-------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $31,287,423)                                                     30,835,775
-------------------------------------------------------------------------------------------------------

MENTOR FIXED-INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)


                                                                              Principal
                                                   Percent of Net Assets        Amount        Market Value
-----------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES AND AGENCIES             43.44%
 Federal Home Loan Bank, 4.97%, 2/01/01                                     $2,000,000      $ 1,992,211
 Federal National Mortgage Association, 5.25% -
   6.50%, 1/15/09 - 2/01/14 ARM                                              3,746,836        3,712,899
 Government National Mortgage Association,
   6.50%, 1/01/00                                                            4,000,000        3,993,750
   6.00%, 6/15/28 ARM                                                        1,699,585        1,655,502
 Government National Mortgage Association I,
   6.50%, 5/15/09                                                               29,259           29,703
   6.00% - 7.00%, 3/15/28 - 3/15/29 ARM                                     17,868,208       17,779,461
 U.S. Treasury Bonds, 7.13% - 7.50%, 2/15/23 -
   11/15/24                                                                  5,700,000        6,626,637
 U.S. Treasury Notes, 4.25%, 11/15/03                                        1,500,000        1,439,790
-----------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES
 (COST  $37,647,511)                                                                         37,229,953
-----------------------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS (COST $82,637,396)                                               81,803,847
-----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS                               7.78%
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
 Goldman Sachs & Company Dated 4/30/99, 4.89%,
    due 5/03/99, collateralized by
    $7,021,000 (total original face value)
    Federal National Mortgage
    Association, 6.00%, 3/01/29, market value
    $6,972,371 (cost $6,666,507)                                             6,666,507        6,666,507
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST $89,303,903)               103.22%                                   88,470,354
-----------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES                       (3.22%)                                  (2,756,817)
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                         100.00%                                  $85,713,537
===========================================================================================================

MENTOR FIXED-INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ARM -- Adjustable Rate Mortgage
(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securites Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.




INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $98,507,004 and $81,997,411, respectively.



INCOME TAX INFORMATION
At April 30, 1999, the aggregated cost of investment securities for federal income tax purposes was $89,303,903. Net unrealized depreciation aggregated $833,549, of which $172,099 related to appreciated investment securities and $1,005,648 related to depreciated investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)


                                                      U.S. Government
                                                      Cash Management     Fixed-Income
                                                         Portfolio         Portfolio
--------------------------------------------------------------------------------------
ASSETS
 Investments, at market value (a) (Note 2)
   Investment securities                               $  62,554,903      $ 81,803,846
   Repurchase agreements                                  11,294,721         6,666,507
--------------------------------------------------------------------------------------
    Total investments                                     73,849,624        88,470,353
--------------------------------------------------------------------------------------
 Collateral for securities loaned (Note 2)                         -         3,350,450
 Receivables
   Dividends and interest                                     97,542         1,275,298
   Investments sold                                                -         1,407,873
 Deferred expenses (Note 2)                                    4,730             4,287
 Other assets                                                      -            15,722
--------------------------------------------------------------------------------------
   Total assets                                           73,951,896        94,523,983
--------------------------------------------------------------------------------------
LIABILITIES
 Securities loaned (Note 2)                                        -         3,350,450
 Investments purchased                                             -         5,412,425
 Dividends payable                                           340,616                 -
 Accrued expenses and other liabilities                        2,542            47,571
--------------------------------------------------------------------------------------
   Total liabilities                                         343,158         8,810,446
--------------------------------------------------------------------------------------
NET ASSETS                                             $  73,608,738      $ 85,713,537
======================================================================================
Net Assets represented by:
 Additional paid-in capital                            $  73,608,738      $ 85,593,978
 Accumulated undistributed net investment income                   -           344,870
 Accumulated net realized gain on investment
   transactions                                                    -           608,239
 Net unrealized depreciation on investments                        -          (833,550)
--------------------------------------------------------------------------------------
NET ASSETS                                             $  73,608,738      $ 85,713,537
--------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                              $        1.00      $      12.80
--------------------------------------------------------------------------------------
SHARES OUTSTANDING                                        73,608,738         6,695,473
======================================================================================

(a) Investments at cost are $73,849,624 and $89,303,903, respectively.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)


                                                          U.S. Government
                                                          Cash Management    Fixed-Income
                                                             Portfolio        Portfolio
------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest (Note 2)                                          $ 1,975,530       $  2,556,841
------------------------------------------------------------------------------------------
EXPENSES
 Registration expenses                                           47,444              8,327
 Custodian and accounting fees                                   25,221             10,494
 Transfer agent fee                                               7,679             11,156
 Shareholder reports and postage expenses                         7,275              3,296
 Legal fees                                                       5,636              2,434
 Organizational expenses                                          3,258              3,258
 Audit fees                                                       2,868              1,172
 Directors' fees and expenses                                     2,675                874
 Miscellaneous                                                    7,197              1,010
------------------------------------------------------------------------------------------
  Total expenses                                                109,253             42,021
------------------------------------------------------------------------------------------
Deduct
 Reimbursement of expenses by management company
   (Note 4)                                                     (85,482)                 -
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                         1,951,759          2,514,820
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
 Net realized gain on investments                                     -            653,741
 Change in unrealized appreciation (depreciation) of
   investments                                                        -         (2,272,448)
------------------------------------------------------------------------------------------
 Net realized and unrealized loss on investments                      -         (1,618,707)
------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations        $ 1,951,759       $    896,113
==========================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
STATEMENTS OF CHANGES IN NET ASSETS



                                                      U.S. Government
                                                      Cash Management                         Fixed-Income
                                                         Portfolio                             Portfolio
                                           -------------------------------------   ----------------------------------
                                               Six Months                             Six Months
                                             Ended 4/30/99         Year Ended       Ended 4/30/99       Year Ended
                                              (Unaudited)           10/31/98         (Unaudited)         10/31/98
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income                     $  1,951,759        $ 10,717,355         $  2,514,820       $  4,321,183
 Net realized gain on investments                     -                 625              653,741            774,135
 Change in unrealized appreciation
   (depreciation)                                     -                   -           (2,272,448)           (60,111)
-------------------------------------------------------------------------------------------------------------------
 Increase in net assets resulting from
   operations                                 1,951,759          10,717,980              896,113          5,035,207
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                       (1,951,759)        (10,717,355)          (2,380,430)        (4,374,722)
 Net realized gain on investments                     -                (625)            (798,581)          (285,172)
-------------------------------------------------------------------------------------------------------------------
 Total distributions to shareholders         (1,951,759)        (10,717,980)          (3,179,011)        (4,659,894)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE 5)
 Proceeds from sale of shares               277,851,335         331,400,035            9,647,347         23,755,754
 Reinvested distributions                     1,880,352          11,463,709            2,972,273          4,307,983
 Shares redeemed                           (270,950,365)       (537,986,552)          (7,995,517)        (6,804,702)
-------------------------------------------------------------------------------------------------------------------
 Change in net assets resulting from
   capital share transactions                 8,781,322        (195,122,808)           4,624,103         21,259,035
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets             8,781,322        (195,122,808)           2,341,205         21,634,348
NET ASSETS
 Beginning of period                         64,827,416         259,950,224           83,372,332         61,737,984
-------------------------------------------------------------------------------------------------------------------
 End of period (including
   undistributed net investment
   income of $344,870 and
   $210,480, respectively for
   Fixed-Income Portfolio)                 $ 73,608,738        $ 64,827,416         $ 85,713,537       $ 83,372,332
===================================================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
FINANCIAL HIGHLIGHTS



                                                                            U.S. Government
                                                                       Cash Management Portfolio
                                         -------------------------------------------------------------------------------------
                                             Six Months
                                                Ended
                                               4/30/99         Year Ended      Year Ended     Year Ended       Period Ended
                                             (Unaudited)        10/31/98        10/31/97       10/31/96         10/31/95(b)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD        $   1.00            $  1.00         $   1.00       $  1.00         $   1.00
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income                          0.02               0.05             0.05          0.05             0.05
 Net realized gain (loss) on
   investments                                     -                  -*               - *           - *              -
------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations               0.02               0.05             0.05          0.05             0.05
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
 Net investment income                         (0.02)             (0.05)           (0.05)        (0.05)           (0.05)
 Capital gains                                     -                  - *              - *           - *              -
------------------------------------------------------------------------------------------------------------------------------
 Total distributions                           (0.02)             (0.05)           (0.05)        (0.05)           (0.05)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $   1.00            $  1.00         $   1.00       $  1.00         $   1.00
==============================================================================================================================
Total Return (d)                                 2.46%              5.63%            5.56%         5.60%            5.06%
==============================================================================================================================
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)                                 $  73,609          $ 64,827       $ 259,950       $ 87,973         $  69,997
Ratio of expenses to average net
 assets                                          0.06% (a)         0.06%           0.06%          0.04%             0.04% (a)
Ratio of expenses to average net
 assets excluding waiver                         0.27% (a)         0.12%           0.09%          0.12%             0.18% (a)
Ratio of net investment income to
 average net assets                              4.90% (a)         5.48%           5.45%          5.54%             5.56% (a)
==============================================================================================================================

(a) Annualized.
(b) For the period from December 5, 1994 (commencement of operations) to October 31, 1995.
(d) Total return does not reflect sales commission and is not annualized.
 * Reflects net realized gain (loss) which was less than $0.005 per share.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
FINANCIAL HIGHLIGHTS



                                                                   Fixed-Income Portfolio
                                   --------------------------------------------------------------------------------------
                                        Six Months
                                          Ended
                                         4/30/99          Year Ended     Year Ended     Year Ended        Period Ended
                                       (Unaudited)         10/31/98       10/31/97       10/31/96         10/31/95 (c)
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE
NET ASSET VALUE, BEGINNING OF
 PERIOD                               $    13.15           $  13.11       $  12.89       $  13.71        $    12.50
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net investment income                      0.38              0.79           0.83           0.77               0.81
 Net realized and unrealized
   gain (loss) on investments              (0.25)             0.13           0.21          (0.16)              1.14
-------------------------------------------------------------------------------------------------------------------------
 Total from investment
   operations                               0.13              0.92           1.04           0.61               1.95
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM
 Net investment income                     (0.36)            (0.82)         (0.82)         (0.77)             (0.74)
 Capital gains                             (0.12)            (0.06)             -          (0.66)                 -
-------------------------------------------------------------------------------------------------------------------------
 Total distributions                       (0.48)            (0.88)         (0.82)         (1.43)             (0.74)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $    12.80           $  13.15       $ 13.11        $ 12.89         $    13.71
=========================================================================================================================
Total Return (d)                            0.92%              7.21%          8.39%          4.87%            15.90%
=========================================================================================================================
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in
 thousands)                           $   85,714           $ 83,372       $ 61,738       $ 49,962        $   34,053
Ratio of expenses to average
 net assets                                 0.10% (a)          0.10%          0.10%          0.05%             0.05% (a)
Ratio of expenses to average
 net assets excluding waiver                0.10% (a)          0.10%          0.15%          0.17%             0.22% (a)
Ratio of net investment
 income to average net assets               6.01% (a)          6.08%          6.52%          6.22%             6.75% (a)
Portfolio turnover rate                      102%               137%           194%           226%              302%
=========================================================================================================================

(a) Annualized.
(c) For the period from December 6, 1994 (commencement of operations) to October 31, 1995.
(d) Total return does not reflect sales commission and is not annualized.
 * Reflects net realized gain (loss) which was less than $0.005 per share.


SEE NOTES TO FINANCIAL STATEMENTS.

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

NOTE 1: ORGANIZATION
Mentor Institutional Trust ("Trust") was organized on February 8, 1994, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of four separate diversified portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at April 30, 1999, as follows:


       Mentor U.S. Government Cash Management Portfolio
           ("Cash Management Portfolio")
       Mentor Fixed-Income Portfolio ("Fixed-Income Portfolio")
       Mentor Perpetual International Portfolio ("International Portfolio") SNAP Fund


The assets of each Portfolio of the Trust are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.


These financial statements do not include the International Portfolio and the SNAP Fund.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.


(a) Valuation of Securities


Securities held by the Cash Management Portfolio are stated at amortized cost, which approximates market value as permitted by Rule 2a-7 of the Investment Company Act of 1940. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated. Net asset value per share is determined each business day for the Cash Management Portfolio and Fixed-Income Portfolio by dividing net asset value by the number of shares outstanding at the end of each business day.


U.S. Government obligations held by the Fixed-Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage-backed securities, mortgage-related, asset-backed and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Portfolio's Board of Trustees. In determining value, the pricing services use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.


(b) Repurchase Agreements


It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.


The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

receive less than the repurchase price on the sale of collateral securities.


(c) Portfolio Securities Loaned


The Fixed-Income Portfolio is authorized by the Board of Trustees to participate in securities lending transactions.


The Portfolio may receive fees for participating in securities lending transactions. During the period that a security is out on loan, the Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Portfolio records an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Portfolio. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Portfolio.


At April 30, 1999, the Fixed-Income Portfolio had loaned securities to brokers which were collateralized by cash and securities. Cash collateral at April 30, 1999 was reinvested in U.S. Treasury and high quality money market instruments. Income from securities lending activities amounted to $25,466 for the six months ended April 30, 1999. The risks to the Portfolio from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At April 30, 1999, the value of the securities on loan and the value of the related collateral were as follows:


                   Securities          Cash         Tri-Party
Portfolio            On Loan        Collateral      Collateral
--------------   --------------   --------------   -----------
Fixed-Income     $ 3,244,403      $ 3,350,450      $ --

(d) Security Transactions and Interest Income


Security transactions for the Portfolios are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Dividends are recorded on ex-dividend date. Realized and unrealized gains and losses on investment security transactions are calculated on an identified cost basis.

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(e) Expenses


Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Trust expenses are allocated among the Portfolios in proportion to their relative net assets.


(f) Federal Taxes


No provision for federal income taxes has been made since it is each Portfolio's intent to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.


(g) When-Issued and Delayed Delivery Transactions


Fixed-Income Portfolio may engage in when-issued or delayed delivery transactions. To the extent the Portfolio engages in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage. The Portfolio will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolio will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


(h) Deferred Expenses


Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.


(i) Distributions


Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of wash sales.

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

(j) Residual Interests


A derivative security is any investment that derives its value from an underlying security, asset, or market index. Fixed-Income Portfolio invests in mortgage security residual interests ("residuals") which are considered derivative securities. The Portfolio's investment in residuals have been primarily in securities issued by proprietary mortgage trusts. While these entities have been highly leveraged, often having indebtedness of up to 95% of their total value, the Portfolio has not incurred any indebtedness in the course of making these residual investments; nor has the Portfolio's assets been pledged to secure the indebtedness of the issuing structure or the Portfolio's investment in the residuals. In consideration of the risk associated with investment in residual securities, it is the Portfolio's policy to limit its exposure at the time of purchase to no more than 20% of its total assets.


(k) Interest-Rate Swaps


An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss. As of April 30, 1999, there were no outstanding interest rate swap agreements.


NOTE 3: DIVIDENDS
Dividends will be declared daily and paid monthly by the Cash Management Portfolio. Dividends are declared and paid quarterly by the Fixed-Income Portfolio. Capital gains realized by each Portfolio, if any, will be distributed annually.


NOTE 4: INVESTMENT MANAGEMENT AND ADMINISTRATION AGREEMENTS
Mentor Investment Advisors, LLC ("Mentor Advisors"), the Portfolios' investment advisor, receives no compensation for its services. Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor") and its affiliates. Mentor is a

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

subsidiary of Wheat First Butcher Singer, Inc., which in turn is a wholly owned subsidiary of First Union Corporation ("First Union"). First Union is a leading financial services company; First Union has announced plans to acquire EVEREN Capital Corporation, which currently has a minority ownership interest in Mentor.


In order to limit the annual operating expenses of the Portfolios, Mentor Advisors may bear certain expenses incurred in connection with the operation of the Portfolios. For the six months ended April 30, 1999, Mentor Advisors bore expenses of $85,482 for the Cash Management Portfolio, and none for the Fixed-Income Portfolio.


Mentor provides administrative personnel and services to each Portfolio, pursuant to an Administration Agreement. Mentor receives no compensation for such services.

MENTOR INSTITUTIONAL TRUST
NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

NOTE 5: CAPITAL SHARE TRANSACTIONS
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in capital shares were as follows:



                                                               Cash Management Portfolio
                                                             Six Months          Year Ended
                                                           Ended 4/30/99          10/31/98
                                                         -------------------------------------
Shares sold                                                  277,851,335         331,400,035
Shares issued upon reinvestment of distributions               1,880,352          11,463,709
Shares redeemed                                             (270,950,365)       (537,986,552)
                                                         -------------------------------------
Change in net assets from capital share transactions           8,781,322        (195,122,808)
                                                         =====================================


                                                             Fixed-Income Portfolio
                                                            Six Months       Year Ended
                                                          Ended 4/30/99       10/31/98
                                                         -------------------------------------
Shares sold                                                   740,934        1,822,466
Shares issued upon reinvestment of distributions              231,210          332,359
Shares redeemed                                              (619,040)        (520,775)
                                                         -------------------------------------
Change in net assets from capital share transactions          353,104        1,634,050
                                                         =====================================

ADDITIONAL INFORMATION
YEAR 2000 (UNAUDITED)
The Portfolios receive services from a number of providers which rely on the effective functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not be able to perform their intended functions adequately after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolios' other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.

                      (This Page Intentionally Left Blank)

TRUSTEES

Daniel J. Ludeman, TRUSTEE & CHAIRMAN
      Chairman and Chief Executive Officer
      Mentor Investment Group, LLC

Arch T. Allen III, TRUSTEE
      Attorney at Law
      Allen & Moore, LLP

Jerry R. Barrentine, TRUSTEE
      President
      J.R. Barrentine & Associates

Arnold H. Dreyfuss, TRUSTEE
      Former Chairman and Chief Executive Officer
      Hamilton Beach/Proctor-Silex, Inc.

Weston E. Edwards, TRUSTEE
      President
      Weston Edwards & Associates

Thomas F. Keller, TRUSTEE
      Former Dean, Fuqua School of Business
      Duke University

Louis W. Moelchert, Jr., TRUSTEE
      Vice President for Business & Finance
      University of Richmond

J. Garnett Nelson, TRUSTEE
      Consultant
      Mid-Atlantic Holdings, LLC

Troy A. Peery, Jr., TRUSTEE
      Former President
      Heilig-Meyers Company

Peter J. Quinn, Jr., TRUSTEE
      Managing Director
      Mentor Investment Group, LLC



OFFICERS

Paul F. Costello, PRESIDENT
      Managing Director
      Mentor Investment Group, LLC

Terry L. Perkins, TREASURER AND SECRETARY
      Senior Vice President and Treasurer
      Mentor Investment Group, LLC

Michael A. Wade, ASSISTANT TREASURER
      Vice President and Controller
      Mentor Investment Group, LLC


MK#1310

                           Mentor Institutional Trust


                             o U.S. Government Cash
                              Management Portfolio

                            o Fixed-Income Portfolio




                     -------------------------------------
                               SEMI-ANNUAL REPORT
                     -------------------------------------
                                 April 30, 1999









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